                                                                   Exhibit 99.4

COLORGRAPHIC DIRECT RESPONSE LIMITED
(Registered Number: 3135040)

DIRECTORS' REPORT AND ACCOUNTS

YEAR ENDED 30 SEPTEMBER 1997

COLORGRAPHIC DIRECT RESPONSE LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 30 SEPTEMBER 1997

The directors have pleasure in submitting their report and accounts for the year ended 30 September 1997.

ACTIVITIES AND REVIEW OF THE BUSINESS

The group's principal activity during the year was the printing and production of direct response products.

The group profit for the year after tax amounted to (pound)2,851,000, (1996:
(pound)1,801,000). A dividend of (pound)886,000 was declared in the year which included the undeclared dividend of (pound)292,000 relating to 1996. (pound)2,257,000 (1996: (pound)1,509,000) has been transferred to reserves. The undeclared dividend relating to 1996 has been deducted from reserves.

DIRECTORS

The directors who held office during the year were as follows:

M G Hunter OBE (Chairman)
R S Taylor
N W Dixon
K P Reynolds
C Ingham       (appointed 15 September 1997)
R M Parker     (resigned 14 November 1997)

The interests of the directors who held office at the year end, in the shares of the company at 30 September 1997 were:


                                                Ordinary shares of 10p each
                                     --------------------------------------
                                     30 September 1997    30 September 1996
                                     -----------------    -----------------
                                                Number               Number

  M G Hunter OBE: Beneficial                 1,769,240            1,769,240
  R S Taylor: Non-beneficial                 1,615,380            1,615,380
  NW Dixon: Non-beneficial                   1,615,380            1,615,380




                                      Preferred ordinary shares of 10p each
                                     --------------------------------------
                                     30 September 1997    30 September 1996
                                     -----------------    -----------------
                                                Number               Number

  MG Hunter OBE: Beneficial                    591,380              591,380
  K P Reynolds: Beneficial                       2,600                2,600


COLORGRAPHIC DIRECT RESPONSE LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 30 SEPTEMBER 1997 (CONTINUED)

DIRECTORS (CONTINUED)

                                   "A" preference shares of (pound)1 each
                                 ----------------------------------------
                                 30 September 1997      30 September 1996
                                 -----------------      -----------------
                                            Number                 Number

M G Hunter OBE: Non beneficial           1,840,862              1,840,862




                                   "B" preference shares of (pound)1 each
                                 ----------------------------------------
                                 30 September 1997      30 September 1996
                                 -----------------      -----------------
                                            Number                 Number

M G Hunter OBE: Beneficial                 583,938                583,938
M G Hunter OBE: Non beneficial             339,138                339,138
R S Taylor: Beneficial                     188,462                188,462
N Dixon: Beneficial                        188,462                188,462

CHARITABLE DONATIONS

During the year the company made charitable donations of (pound)2,100 (1996:
(pound)Nil). The company did not make any political donations.

AUDITORS

A resolution proposing the appointment of KPMG as auditors will be presented at the Annual General Meeting.

EMPLOYEES

During the period, the company gave full and fair consideration to applications for employment from disabled persons having regard to their particular aptitudes when related to any suitable opportunities available. Company policy provides that existing employees who become disabled shall continue employment with the company if at all possible, subject to any appropriate retraining.

Training, career development and promotion apply equally to all employees, taking into consideration their aptitudes and abilities.

Matters of interest and concern are regularly circulated to employees. Meetings are held at various staff levels on a regular basis to discuss matters of mutual interest and the view of employees are taken into account when making decisions which are likely to affect their interests.

COLORGRAPHIC DIRECT RESPONSE LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 30 SEPTEMBER 1997 (CONTINUED)

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to

o  select suitable accounting policies and then apply them consistently;

o  make judgements and estimates that are reasonable and prudent;

o state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

o prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

By Order of the Board


R S Taylor
SECRETARY
15 December 1997

AUDITORS' REPORT TO THE SHAREHOLDERS OF
COLORGRAPHIC DIRECT RESPONSE LIMITED

We have audited the financial statements on pages 5 to 22 which have been prepared under the historical cost convention and the accounting policies set out on pages 9 and 10.

Respective responsibilities of directors and auditors

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information In the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and of the group as at 30 September 1997 and of the profit and cash flows of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

Price Waterhouse
Chartered Accountants and
Registered Auditors                                             15 December 1997

COLORGRAPHIC DIRECT RESPONSE LIMITED

GROUP PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 SEPTEMBER 1997

                                                                       7 Months
                                                              1997         1996
                                                              ----     --------
                                                       (pound)'000  (pound)'000

TURNOVER (Note 2)                                           30,350       16,980
Cost of sales                                              (20,916)     (11,421)
                                                           -------      -------
GROSS PROFIT                                                 9,434        5,559
Distribution costs                                            (849)        (533)
Administrative expenses                                     (3,792)      (1,880)
                                                           -------      -------
OPERATING PROFIT (Notes 3 & 4)                               4,793        3,146
Net interest payable (Note 5)                                 (840)        (575)
                                                           -------      -------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                3,953        2,571
Tax on profit on ordinary activities (Note 6)               (1,102)        (770)
                                                           -------      -------
PROFIT FOR THE PERIOD                                        2,851        1,801
Non-equity dividend (Note 18)                                 (886)        (292)
Reversal of undeclared non-equity preference
and preferred ordinary dividend                               292            --
                                                           -------      -------
TRANSFER TO RESERVES (Note 19)                               2,257        1,509
                                                           =======      =======


There are no recognised gains or losses, nor historical cost profits and losses, other than the profit for the year. Consequently, separate statements of total recognised gains and losses and historical cost profits and losses are not presented. All operations are continuing.

The notes on pages 9 to 22 form part of these accounts.

COLORGRAPHIC DIRECT RESPONSE LIMITED

GROUP BALANCE SHEET - 30 SEPTEMBER 1997



                                                              1997         1996
                                                              ----         ----
                                                       (pound)'000  (pound)'000
FIXED ASSETS

Tangible assets (Note 7)                                     7,097        7,469
                                                           -------      -------
CURRENT ASSETS
Stock and work in progress (Note 9)                            886        1,204
Debtors (Note 10)                                            6,699        6,580
Cash at bank and in hand                                     2,648        1,095
                                                           -------      -------
                                                            10,233        8,879
CREDITORS - Amounts falling due within one year
(Note 11)                                                  (10,651)      (9,542)
                                                           -------      -------
NET CURRENT LIABILITIES                                       (418)        (663)
                                                           -------      -------
TOTAL ASSETS LESS CURRENT LIABILITIES                        6,679        6,806

CREDITORS - Amounts falling due after more than
one year (Note 12)                                          (7,893)     (10,043)

PROVISIONS FOR LIABILITIES AND CHARGES (Note 16)              (625)        (567)
                                                           -------      -------
                                                            (1,839)      (3,804)
                                                           =======      =======
CAPITAL AND RESERVES
Called up share capital (Note 17)                           10,450       10,450
Profit and loss account (Note 19)                          (12,289)     (14,254)
                                                           -------      -------
Total shareholders' funds (Note 20)                         (1,839)      (3,804)
                                                           =======      =======
Equity shareholders' funds                                 (11,789)     (14,046)
Non-equity shareholders' funds (Note 20)                     9,950       10,242
                                                           -------      -------
                                                            (1,839)      (3,804)
                                                           =======      =======

APPROVED BY THE BOARD ON
15 DECEMBER 1997

M G Hunter
DIRECTOR

The notes on pages 9 to 22 form part of these accounts.

COLORGRAPHIC DIRECT RESPONSE LIMITED

COMPANY BALANCE SHEET - 30 SEPTEMBER 1997



                                                              1997         1996
                                                              ----         ----
                                                       (pound)'000  (pound)'000
FIXED ASSETS
Investments (Note 8)                                        16,360       16,360
                                                            ------       ------
CURRENT ASSETS
Debtors (Note 10)                                            3,894        5,111
CREDITORS - Amounts falling due within one year
(Note 11)                                                   (2,245)      (1,842)
                                                            ------       ------
NET CURRENT ASSETS                                           1,649        3,269
                                                            ------       ------
TOTAL ASSETS LESS CURRENT LIABILITIES                       18,009       19,629

CREDITORS - Amounts falling due after more than
one year (Note 12)                                          (7,559)      (9,515)

PROVISIONS FOR LIABILITIES AND CHARGES (Note 16)                --           --
                                                            ------       ------
                                                            10,450       10,114
                                                            ======       ======

CAPITAL AND RESERVES

Called up share capital (Note 17)                           10,450       10,450
Profit and loss account (Note 19)                               --         (336)
                                                            ------       ------
Total shareholders' funds (Note 20)                         10,450       10,114
                                                            ======       ======
Equity shareholders' funds                                     500         (128)
Non-equity shareholders' funds (Note 20)                     9,950       10,242
                                                            ------       ------
                                                            10,450       10,114
                                                            ======       ======

APPROVED BY THE BOARD ON
15 DECEMBER 1997

M G Hunter
DIRECTOR

The notes on pages 9 to 22 form part of these accounts.

COLORGRAPHIC DIRECT RESPONSE LIMITED

GROUP CASH FLOW STATEMENT
FOR THE YEAR ENDED 30 SEPTEMBER 1997

                                                                        7 months
                                                              1997          1996
                                                              ----      --------
                                                       (pound)'000  (pound)'000

NET CASH INFLOW FROM OPERATING ACTIVITIES (Note 21(1))       6,609        1,263
                                                            ------      -------
RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received                                              155           33
Interest paid                                               (1,025)        (516)
Interest element of finance lease rentals                      (34)         (28)
Non equity dividends paid                                     (761)          --
                                                            ------      -------
                                                            (1,665)        (511)
TAXATION                                                      (263)      (1,115)

CAPITAL EXPENDITURE
Purchase of tangible fixed assets                           (1,061)      (1,084)
Sale of tangible fixed assets                                  140           33
                                                            ------      -------
                                                              (921)      (1,051)

ACQUISITIONS AND DISPOSALS
Purchase of subsidiary undertakings                             --      (13,360)

FINANCING
Issue of share capital                                          --        7,450
New secured loans                                               --       11,580
Repayment of amounts borrowed                               (1,993)        (176)
Capital element of finance lease rentals                      (214)        (144)
                                                            ------      -------
INCREASE IN CASH (Note 21(2))                                1,553        3,936
                                                            ======      =======

The notes on pages 9 to 22 from part of these accounts.

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

1 ACCOUNTING POLICIES

      (1)   Accounting Convention

            The financial statements have been prepared under the historical cost convention and in accordance with applicable Accounting Standards.

      (2)   Basis of consolidation

            The group accounts consolidate the accounts of Colorgraphic Direct Response Limited and its subsidiaries.

            In the company's accounts investments in subsidiaries are stated at cost.

      (3)   Depreciation

            Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of each asset on a straight line basis over its expected useful life. The expected useful lives of assets are as follows:

            Plant and equipment         3 - 10 years
            Motor Vehicles              4 years

      (4)   Stocks

            Stocks are stated at the lower of cost and net realisable value.

      (5)   Turnover

            Turnover comprises the value of sales (excluding VAT and trade discounts) of goods and services in the normal course of business.

      (6)   Leases

            Where assets are financed by leasing agreements that give rights approximating to ownership, the assets are treated as if they had been acquired outright at their purchase price. The corresponding leasing commitments are shown as obligations to the lessors. Finance charges are calculated to produce a constant periodic rate of charge on the obligations to lessors.

            Rentals paid under other leases are charged against income on a straight line basis over the lease term.

      (7)   Foreign currencies

            Revenue transactions are converted using the rate of exchange at the time of the transaction. Assets and liabilities are converted using the rate of exchange at the year end or, where appropriate, the rate of exchange specified in any related forward contracts. Exchange differences are taken to profit and loss account.

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

1 ACCOUNTING POLICIES (CONTINUED)

      (8)   Goodwill

            Purchased goodwill which is the difference between the fair value of assets acquired and the consideration paid is written off to profit and loss reserves on acquisition.

      (9)   Deferred taxation

            Deferred taxation is provided to the extent that timing differences, arising between profits as computed for taxation purposes and profits as stated In the accounts, are anticipated to reverse in the foreseeable future.

      (10)  Pensions

            Contributions payable for pension arrangements for employees which are in the nature of defined contribution schemes are charged to the profit and loss account as incurred.

2 TURNOVER

            All turnover is derived in the United Kingdom. The geographical analysis of turnover by destination is stated below:

                                                                     7 months
                                                           1997          1996
                                                           ----      --------
                                                    (pound)'000   (pound)'000

            United Kingdom                               25,240        12,806
            Europe (excluding United Kingdom)             2,648         2,935
            USA                                           2,462         1,239
                                                         ------        ------
                                                         30,350        16,980
                                                         ======        ======

            The directors are of the opinion that the group has only one class of business and therefore no further analysis of turnover, profit or assets is provided.

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

3 OPERATING PROFIT

            Operating profit is stated after charging:


                                                                       7 months
                                                              1991         1996
                                                              ----     --------
                                                       (pound)'000  (pound)'000
            Staff costs:
            Wages and salaries                               7,028        3,758
            Social security costs                              708          403
            Other pension costs                                 82           41
                                                             -----        -----
                                                             7,818        4,202
                                                             =====        =====
            Depreciation                                     1,867        1,126
            Other operating leases                             547          271
            Audit fee                                           17           17
            Foreign exchange losses/(gains)                     28           (2)
            (Gain)/loss on disposal of fixed assets            (62)           4
                                                             =====        =====

            The group audit fee includes (pound)1,000 which relates to Colorgraphic Direct Response Limited.

4 DIRECTORS AND EMPLOYEES


                                                                     7 months
                                                            1997         1996
                                                            ----     --------
                                                     (pound)'000  (pound)'000

            Aggregate emoluments                             361          184
            Pension contributions to money purchase
              schemes                                         43           26
            Amounts paid to third parties                     12            5
                                                             ---          ---
                                                             416          215
                                                             ===          ===

            Retirement benefits were accruing to 4 directors under money purchase schemes at 30 September 1997. The emoluments, excluding pension contributions, of the highest paid director were (pound)109,818 (1996: (pound)46,855) and pension contributions of (pound)12,166 (1996: (pound)12,220) were paid in respect of him by the company towards money purchase benefits.

            The average number of employees (including directors) during the year was:

                                                              1997        1996
                                                              ----        ----
                                                            Number      Number

            Production                                         216         167
            Administration                                      75          77
                                                               ---         ---
                                                               291         244
                                                               ===         ===

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

5 NET INTEREST PAYABLE

                                                                    7 months
                                                           1997         1996
                                                           ----     --------
                                                    (pound)'000  (pound)'000
            Interest payable on:
            Finance leases                                   34          28
            Loans                                           961         580
                                                           ----         ---
                                                            995         608
            Bank interest receivable                       (155)        (33)
                                                           ----         ---
                                                            840         575
                                                           ====         ===

6 TAX ON PROFIT ON ORDINARY ACTIVITIES



                                                                   7 months
                                                           1997        1996
                                                           ----    --------
                                                    (pound)'000 (pound)'000
           Corporation tax on profit for the year
             at 32% (1996: 33%)
            Current year                                  1,363         670
            Prior year adjustment                          (319)         --
            Deferred tax                                     58         100
                                                          -----         ---
                                                          1,102         770
                                                          =====         ===


7 TANGIBLE FIXED ASSETS


           Group                              Plant &   Fixtures &
                                            Machinery     fittings        Total
                                            ---------   ----------        -----
                                          (pound)'000  (pound)'000  (pound)'000
           Cost:
           1 October 1996                      11,948          729       12,677
           Additions                            1,350          223        1,573
           Disposals                             (248)          (8)        (256)
                                               ------          ---       ------
           At 30 September 1997                13,050          944       13,994
                                               ------          ---       ------
           Depreciation:
           1 October 1996                       4,687          521        5,208
           Charge for period                    1,741          126        1,867
           Disposals                             (171)          (7)        (178)
                                               ------          ---       ------
           At 30 September 1997                 6,257          640        6,897
                                               ------          ---       ------
           Net Book Value
           30 September 1997                    6,793          304        7,097
                                                =====          ===        =====
           30 September 1996                    7,261          208        7,469
                                                =====          ===        =====

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

7 TANGIBLE FIXED ASSETS (CONTINUED)

            Included in plant and machinery are leased assets with a net book value of (pound)501,000 (1996: (pound)580,000). The depreciation charge on these assets in the year amounted to (pound)136,000 (1996:
            (pound)71,000).

8 INVESTMENTS

            Fixed asset investments comprise the cost of acquiring the ordinary shares in the following subsidiary.

                                                                   Shareholding/
            Company                           Principal Activity   voting rights
                                              ------------------  --------------
            Harvey/Hunter Holdings Limited      Holding company       100%

            The following companies are wholly owned subsidiaries of Harvey/Hunter Holdings Limited and therefore all indirectly owned by Colorgraphic Direct Response Unlimited

                                                                   Shareholding/
                                              Principal Activity   voting rights
                                              ------------------   -------------
            Colorgraphic (Leicester) Limited      Printing             100%
            3H Properties Limited                 Dormant              100%
            Colorfactory Limited                  Dormant              100%

            Each of the subsidiaries are registered and principally operate in England.

9 STOCK AND WORK IN PROGRESS

                                                             Group         Group
                                                              1997          1996
                                                             -----         -----
                                                       (pound)'000   (pound)'000

            Raw materials and consumables                      555           641
            Work in progress                                   331           563
                                                               ---         -----
                                                               886         1,204
                                                               ===         =====

10 DEBTORS

                                                  Group      Company        Group      Company
                                                   1997         1997         1996         1996
                                                  -----      -------        -----      -------
                                            (pound)'000  (pound)'000  (pound)'000  (pound)'O00
            Trade debtors                         6,289           --        6,240           --
            Amounts owed by group undertakings       --        3,794           --        4,993
            Prepayments and accrued income          410          100          340          118
                                                  -----        -----        -----        -----
                                                  6,699        3,894        6,580        5,111
                                                  =====        =====        =====        =====

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

11 CREDITORS - Amounts falling due within one year

                                                                Group       Company         Group       Company
                                                                 1997          1997          1996          1996
                                                                -----       -------         -----       -------
                                                          (pound)'000   (pound)'000   (pound)'000   (pound)'000
            Bank overdraft                                         --            --            --            19
            Loans (Note 13)                                     2,460         2,000         2,272         1,750
            Trade creditors                                     3,761             6         3,638            --
            Amounts owed to group undertakings                     --            40            --            --
            Other creditors                                     1,351            --         1,638            --
            Taxation and social security                        1,479            --           617            --
            Obligations under finance leases (Note 14)            469            --           202            --
            Accruals and deferred income                        1,131           199         1,175            73
                                                               ------         -----         -----         -----
                                                               10,651         2,245         9,542         1,842
                                                               ======         =====         =====         =====

            The bank overdraft is secured by a fixed and floating charge over the company's assets.

12 CREDITORS - Amounts falling due after more than one year

                                                               Group        Company          Group       Company
                                                                1997           1997           1996          1996
                                                               -----        -------          -----       -------
                                                         (pound)'000    (pound)'000    (pound)'000   (pound)'000
            Loans (Note 13)                                    7,699          7,559          9,880         9,515
            Obligations under finance leases (Note 14)           194             --            163            --
                                                               -----          -----         ------         -----
                                                               7,893          7,559         10,043         9,515
                                                               =====          =====         ======         =====

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

13 LOANS

                                      Group        Company          Group        Company
                                       1997           1997           1996           1996
                                      -----        -------          -----        -------
                                (pound)'000    (pound)'000    (pound)'000    (pound)'000
            Lombard                     365             --            572             --
            Bank of Scotland          9,559          9,559         11,265         11,265
            Other loan                  235             --            315             --
                                     ------          -----         ------         ------
                                     10,159          9,559         12,152         11,265
                                     ======          =====         ======         ======


            The loans from Lombard North Central plc are industrial mortgages secured on specific items of plant and equipment and are repayable by instalments. Interest is payable at fixed rates of 8.32% and 9.08%.

            The loan from the Bank of Scotland is repayable in six monthly Instalments over a period of six years. Interest is charged at 2% above LIBOR. The loan is secured by a debenture consisting of fixed and floating charges.

            The other loan balance at 30 September 1997 represents an interest free loan from a director of the company and is secured by a subordinated floating charge over the assets of the company. The loan does not have any fixed repayment terms and therefore the analysis of repayments below is based on the anticipated repayment periods.

                                      Group        Company          Group        Company
                                       1997           1997           1996           1996
                                      -----        -------          -----        -------
                                (pound)'000    (pound)'000    (pound)'000    (pound)'000
            Analysis of repayments:
            Within one year           2,460          2,000          2,272          1,750
            From one to two years     7,699          7,559          9,475          9,250
            From two to five years       --             --            405            265
                                     ------          -----         ------         ------
                                     10,159          9,559         12,152         11,265
                                     ======          =====         ======         ======

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

14 OBLIGATIONS UNDER FINANCE LEASES

                                                         Group            Group
                                                          1997             1996
                                                         -----            -----
                                                   (pound)'000      (pound)'000
            Analysis of repayments:
            Within one year                                521              225
            Within two to five years                       203              169
                                                           ---              ---
                                                           724              394
            Less: future finance charges                   (61)             (29)
                                                           ---              ---
                                                           663              365
                                                           ===              ===
            Due within one year                            469              202
            Due after more than one year                   194              163
                                                           ---              ---
                                                           663              365
                                                           ===              ===

15 OPERATING LEASES

            Annual commitments under operating leases which expire:

                                                         Group            Group
                                                          1997             1996
                                                         -----            -----
                                                   (pound)'000      (pound)'000

            Between two and five years                     286              221
            Over five years                                259              259
                                                           ---              ---
                                                           545              480
                                                           ===              ===

16 PROVISIONS FOR LIABILITIES AND CHARGES

            The potential amount of deferred taxation at 32% comprises:

                                           Group        Company          Group        Company
                                            1997           1997           1996           1996
                                           -----        -------          -----        -------
                                     (pound)'000    (pound)'000    (pound)'000    (pound)'000
            Accelerated capital allowances   625             --            692             --
                                             ===             ==            ===             ==
            Amount provided                  625             --            567             --
                                             ===             ==            ===             ==

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

17 SHARE CAPITAL

                                                                    Allotted and
                                         No of Shares  Authorised     fully paid
                                         ------------  ----------   ------------
            Equity                                    (pound)'000    (pound)'000
            At 30 September 1997:
            Ordinary shares of 10p each    6,500,000          650            500
                                                                             ---
            At 30 September 1996
            Ordinary shares of 10p each    5,000,000          500            500
                                                                              ---

         Non-equity
         At 30 September 1997 and 1996

                                                                      Authorised
                                                                    allotted and
                                                                      fully paid
                                                                    ------------
                                                                     (pound)'000

            Preferred ordinary shares of 10p              2,692,300          269
            'A' Preference shares of(pound)1              8,380,770        8,381
            'B' Preference shares of(pound)1              1,300,000        1,300
                                                                          ------
            Total non-equity                                               9,950
                                                                          ------
            Total                                                         10,450
                                                                          ======

            "A" Preference Shares

            The shares of (pound)1 each may be redeemed by the company, provided written consent has been obtained from not less than three-quarters of the shareholders. Alternatively 750,000 shares will be redeemed on 30 September 1999, 30 September 2000 and 30 September 2001 respectively. 1,500,000 shares shall be redeemed on 30 September 2002 and 2,000,000 shares on 30 September 2003. All of the remaining "A" Preference shares will be redeemed on 30 September 2004. The amount paid up together with all arrears and accruals of the fixed dividend will be payable upon redemption.

            The shares carry a dividend of 6% from 1 October 1996 to 30 September 1997 and 7% from 1 October 1997 payable half yearly on 15 January and 15 July. The dividends are cumulative. No voting rights attach to the shares unless the dividend or redemption's are in arrears or the business of any meeting includes a resolution for the liquidation of the company, a reduction of the capital or a resolution directly or adversely abrogating any of the special rights and privileges attaching to the "A" Preference shares.

            On a winding up the shares carry the right in priority to the holders of any other class of share, repayment of the amount paid up together with all arrears and accruals of the fixed dividend.

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

17 SHARE CAPITAL (CONTINUED)

            "B" Preference shares

            The shares may be redeemed by the company at any time, provided written consent has been obtained from not less than three-quarters of the "A" Preference shares and the "B" Preference shares in issue or an Extraordinary Resolution has been passed. The "B" Preference shares not previously redeemed will be redeemed on 1 March 2005.

            The shares carry a dividend of 6% for the period from 1 October 1996 to 30 September 1997 and 7 1/2% from 1 October 1997 payable half yearly on 15 January and 15 July following the payment of all dividends due to the holders of "A" Preference shares but in priority to the holders of any other class of share. The rights to the dividend are cumulative.

            On a winding up the shares carry the entitlement, after payment of all sums due to the holders of "A" Preference shares but in priority to the holders of any other class of share, repayment of the amount paid up together with all arrears and accruals of the fixed dividend.

            Preferred Ordinary Shares

            The shares carry a dividend of 5% from the date of issue to 30 September 1997 and 7.5% for the period from 1 October 1997 to 30 September 1998 payable half yearly on 15 January and 15 July. Thereafter an interim dividend equal to 4% of the issue price will be paid on 15 July and a final dividend equal to 7 1/2% of the consolidated net profit after taxation less the interim dividend paid will be paid on 15 January each year.

            On a winding up the shares carry the entitlement after payment of all sums due to the holders of "A" Preference shares and then "B" Preference shares but in priority to the holders of any other class of share, to receive, an amount equal to the issue price together with all arrears and accruals of the dividend payable. After payments to the holders of Preference shares and Preferred Ordinary shares mentioned above and after payment to the holders of the Ordinary shares of amounts equal to the issue price, the shares also carry the right to a proportion of the balance of any assets, equal to the proportion that the total issue price of all the Preferred Ordinary shares to the amount paid up in respect of all the Preferred Ordinary shares and Ordinary shares then in issue.

            Ordinary Shares

            Except with the consent or sanction of the holders of the Preference shares and the Preferred Ordinary shares, the holders of the 10p Ordinary shares are not entitled to receive any dividend.

            On a winding up the Ordinary shares will be entitled after payment of all sums due to the holders of "A" Preference shares, "B" preference shares and Preferred Ordinary shares, to receive an amount equal to a proportion of the balance of such assets equal to the proportion that the amount paid up on the Ordinary shares together with an amount credited to the share premium account in respect of such Ordinary shares bears to the aggregate of the amount paid up and the amount credited to the share premium account of the company in respect of all the Preferred ordinary shares and Ordinary shares.

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

18 DIVIDENDS

                                                              1997          1996
                                                              ----          ----
                                                       (pound)'000   (pound)'000

            'A' Preference shares                              503           246
            'B' Preference shares                               78            38
            Preferred Ordinary shares                           13             8
            1996 undeclared non equity dividend                292            --
                                                               ---           ---
                                                               886           292
                                                               ===           ===

            The undeclared dividend in the year ended 30 September 1996 has been paid during the year and is included above.

19 PROFIT AND LOSS ACCOUNT

            Group

                                                                    (pound)'000

            At 1 October 1996                                           (14,254)
            Profit for the period                                         2,257
            Prior year undeclared non-equity preference and
            preferred ordinary dividend                                    (292)
                                                                        -------
            At 30 September 1997                                        (12,289)
                                                                        =======

            In accordance with Section 230(4) of the Companies Act 1985, no profit and loss account of the Company has been presented. The profit for the year of the company was (pound)1,225,000 (loss in 1996: (pound)336,000).

20 RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                               1997                            1996
                                                              ---------------------            --------------------
                                                              Group         Company            Group        Company
                                                              -----         -------            -----        -------
                                                        (pound)'000     (pound)'000      (pound)'000    (pound)'000
            Profit/(loss) for the period                      2,851           1,222            1,801           (336)
            Dividend                                           (594)           (594)            (292)          (292)
            Goodwill written off                                 --              --           (16,055)           --
            Share capital subscribed                             --              --           10,450         10,450
            1996 non-equity dividend                           (292)           (292)             292            292
                                                             ------          ------           ------         ------
            Net addition/(decrease) to shareholders' funds    1,965             336           (3,804)        10,114
            Opening shareholders' funds                      (3,804)         10,114               --             --
                                                             ------          ------           ------         ------
            Closing shareholders' funds                      (1,839)         10,450           (3,804)        10,114
                                                             ======          ======           ======         ======

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

20 RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS (CONTINUED)

            The goodwill arose on the purchase of Colorgraphic (Leicester) Limited during the year ended 30 September 1996 and represents the excess of the consideration of (pound)16,360,000 over the net asset value of (pound)305,000. No fair value adjustments were made in determining the net asset value.

             Non-equity shareholders' funds                                 1997               1996
                                                               -----------------  -----------------
                                                               Group and Company  Group and Company
                                                               -----------------  -----------------
                                                                     (pound)'000        (pound)'000
            Non-equity shareholders' funds may be analysed as follows:

            Share capital                                                  9,950             9,950
            Undeclared preference and preferred ordinary
            dividends                                                         --               292
                                                                           -----            ------
                                                                           9,950            10,242
                                                                           =====            ======
            Representing

            "A" Preference shares of(pound)1 each                          8,381             8,627
            "B" Preference shares of(pound)1 each                          1,300             1,338
            Preferred Ordinary shares of 10p each                            269               277
                                                                           -----            ------
                                                                           9,950            10,242
                                                                           =====            ======

         COLORGRAPHIC DIRECT RESPONSE LIMITED

         NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

21 NOTES TO THE GROUP CASH FLOW STATEMENT

      (1) Reconciliation of operating profit to net cash inflow from operations

                                                                            1997            1996
                                                                            ----            ----
                                                                     (pound)'000     (pound)'000
            Operating profit                                               4,793           3,146
            Depreciation                                                   1,867           1,126
            (Profit)/loss on disposal of fixed assets                        (62)              4
            (Decrease)/increase in stocks                                    318            (184)
            Increase in debtors                                             (119)         (1,899)
            Decrease in creditors                                           (188)           (930)
                                                                           -----           -----
                                                                           6,609           1,263
                                                                           =====           =====

      (2)   Reconciliation to net debt

                                                                            1997               1996
                                                                            ----               ----
                                                                     (pound)'000        (pound)'000
            Increase in cash in the period                                 1,553             3,936
            Decrease/(increase) in debt and lease financing                2,207           (11,260)
                                                                         -------           -------
            Change in net debt from cash flows                             3,760            (7,324)
            Loan and finance leases acquired                                  --            (1,257)
            New finance leases                                              (512)               --
                                                                         -------           -------
            Movements in net debt in period                                3,248            (8,581)
            Net debt at 1 October                                        (11,422)           (2,841)
                                                                         -------           -------
            Net debt at 30 September                                      (8,174)          (11,422)
                                                                         =======           =======

            (3) Analysis of net debt

                                                                 Other
                               1 October 1996    Cash Flow    Non-cash  30 September 1997
                               --------------    ---------    --------  -----------------
                                               (pound)'000 (pound)'000        (pound)'000
   Cash in hand, at bank                1,095        1,553         --               2,648
   Debt due after 1 year               (9,880)       2,181         --              (7,699)
   Debt due within 1 year              (2,272)        (188)        --              (2,460)
   Finance leases                        (365)         214       (512)               (663)
                                      -------        -----       ----              ------
                                      (11,422)       3,760       (512)             (8,174)
                                      =======        =====       ====              ======

            COLORGRAPHIC DIRECT RESPONSE LIMITED

            NOTES TO THE ACCOUNTS - 30 SEPTEMBER 1997

22 CAPITAL COMMITMENTS AND CONTINGENT LIABILITIES

            There were no capital commitments at 30 September 1997 (1996: Nil).

23 OTHER STATUTORY DISCLOSURES

            Fees paid for Price Waterhouse for non audit services amounted to (pound)6,450 in the period (1996: (pound)15,000).

24 PENSION SCHEME

            The employees of the group participate in the Colorgraphic Group Pension Plan. This scheme is of a defined contribution type.

25 RELATED PARTY TRANSACTIONS

            The company has taken advantage of the exemption not to disclose transactions with subsidiary undertakings, on the basis that more than 90% of its voting rights are controlled by the group and the consolidated financial statements in which the company's results are included are publicly available.

            Other loans outstanding at 30 September 1997 of (pound)235,000 represented an interest free loan from a director, Mr M G Hunter to Colorgraphic (Leicester) Limited. The balance on the loan at 30 September 1996 was (pound)315,000 and (pound)80,000 was repaid during the period. The loan is secured by a subordinated floating charge over the assets of the company. The loan does not have any fixed repayment terms.